Supplement to the
Fidelity® Strategic
Income Fund
February 29, 2012
Prospectus

Christopher Sharpe no longer serves as a lead co-manager of the fund. All references to Mr. Sharpe are no longer applicable.

The following information replaces similar information found in the "Fund Summary" section on page 6.

Joanna Bewick (lead portfolio manager) has managed the fund since April 2008.

The following information supplements similar information found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on page 6.

Ford O'Neil (co-manager) has managed the fund since June 2012.

The following information replaces similar information found in the "Fund Management" section beginning on page 25.

Joanna Bewick is lead portfolio manager of the fund, which she has managed since April 2008. She also manages other funds. Since joining Fidelity Investments in 1997, Ms. Bewick has worked as a fixed-income research analyst, as senior vice president of Strategic Services, and portfolio manager. In 2006, she left Fidelity and joined JP Morgan Asset Management as a vice president and fixed-income analyst before returning to Fidelity Investments in 2007.

The following information supplements the biographical information found in the "Fund Management" section beginning on page 25.

Ford O'Neil is co-manager of the fund, which he has managed since June 2012. He also manages other funds. Since joining Fidelity Investments in 1990, Mr. O'Neil has worked as a research analyst and portfolio manager.

FSN-12-01  June 15, 2012
1.479520.126